UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019

SYNERGY PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 2012

New York, New York 10170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 297-0020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.03                                           Bankruptcy or Receivership

As previously disclosed, on December 12, 2018, Synergy Pharmaceuticals Inc., a Delaware corporation (the “Company”) and its wholly-owned subsidiary, Synergy Advanced Pharmaceuticals, Inc., a Delaware corporation (“Synergy Advanced” and together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Debtors’ Chapter 11 Cases are jointly administered under the caption In re Synergy Pharmaceuticals Inc., et al., Case No. 18-14010.

On March 11, 2019, the Debtors filed with the Court (1) the Third Amended Disclosure Statement for the Third Amended Joint Plan of Reorganization of Synergy Pharmaceuticals Inc. and Its Debtor Affiliate (as amended, modified or supplemented, the “Disclosure Statement”) and (2) the Third Amended Joint Plan of Reorganization of Synergy Pharmaceuticals Inc. and Its Debtor Affiliate (as amended, modified or supplemented, the “Proposed Plan).

On March 13, 2019, the Court entered an order approving the Disclosure Statement with respect to the Proposed Plan. Copies of the approved Disclosure Statement and the Proposed Plan, as filed, are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. The Court also approved the related solicitation procedures and materials and authorized the Debtors to commence soliciting the votes of the holders of claims entitled to vote to accept or reject the Proposed Plan. The Proposed Plan, which remains subject to Bankruptcy Court confirmation, contemplates that the estimated Excess Sale Proceeds (as defined in the Disclosure Statement) will be split on a 50-50 basis between the holders of allowed Term Loan Claims and holders of allowed General Unsecured Claims (each such term, as defined in the Proposed Plan). In addition, holders of General Unsecured Claims, Section 510(b) Claims (as defined in the Proposed Plan) and equity interests in the Company will receive beneficial interests in a litigation trust to be established on the effective date of the Proposed Plan (the “Litigation Trust”). On the effective date of the Proposed Plan, all avoidance actions and causes of action of the Debtors that are neither (x) acquired by the Purchaser or otherwise released pursuant to the Asset Purchase Agreement nor (y) released pursuant to the Proposed Plan or the Final DIP Order will be vested in the Litigation Trust (each such term as defined in the Disclosure Statement). Any recoveries from the causes of action and avoidance actions that vest in the Litigation Trust will be distributed pro rata to holders of General Unsecured Claims until such creditors are paid in full and thereafter will be distributed ratably between holders of Section 510(b) Claims until paid in full and holders of equity interests in the Company. The current projected recoveries under the Proposed Plan are detailed in the Disclosure Statement. The Company recommends that holders of claims refer to the risk factors and qualifications included in the Proposed Plan and the Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Proposed Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Proposed Plan, requirements by the Bankruptcy Court, actions of third parties, or otherwise.

The Debtors intend to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) concerning the Proposed Plan in connection with the solicitation of votes to accept or reject the Proposed Plan. Securityholders are deemed to reject the Proposed Plan, and therefore, are not entitled to vote. There can be no assurance that the holders of claims entitled to vote to accept or reject the Proposed Plan will approve the Proposed Plan, or that the Bankruptcy Court will confirm the Proposed Plan. The Company intends to emerge from Chapter 11 when the Court enters an order confirming the Proposed Plan and certain conditions to the effectiveness of the Proposed Plan, as stated therein, are satisfied.

The Proposed Plan and the Disclosure Statement are available on https://cases.primeclerk.com/Synergy.

The Solicitation Materials will be available on https://cases.primeclerk.com/Synergy. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11

Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

A plan of reorganization or liquidation may result in holders of the Company’s capital stock receiving no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 Cases or the sale transaction on the Company’s relationships with third parties, regulatory authorities and employees in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders, any statements or assumptions underlying any of the foregoing as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2018, August 8, 2018 and November 9, 2018 and Form 10-K filed with the SEC on March 1, 2018, and similar disclosures in subsequent reports filed with the SEC. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/Synergy or 855-388-4579. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01.                                     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Third Amended Disclosure Statement for the Third Amended Joint Plan of Reorganization of Synergy Pharmaceuticals Inc. and Its Debtor Affiliate

99.2	Third Amended Joint Plan of Reorganization of Synergy Pharmaceuticals Inc. and Its Debtor Affiliate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY PHARMACEUTICALS INC.

Dated: March 14, 2019	By:	/s/ Troy Hamilton
Troy Hamilton Chief Executive Officer